借款合同
Loan Agreement

本借款合同(下称“本合同”)由以下双方于2009年9月25日在中国北京签署：
This Loan Agreement (this "Agreement") is made and entered into by and between the Parties below as of the 25th  day of September, 2009, in Beijing, China:

(1)	摩奇地带控股有限公司（下称“贷款人”），一家依照中华人民共和国香港特别行政区（以下简称“香港”）法律设立和存在的公司，地址为香港九龙尖沙咀科学馆道9号新东海商业中心3楼301-02单元；

MobiZone Holdings Limited. ("Lender"), a Company incorporated and existing under the laws of the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong"), with its address at Unit 301-02, 3/F, New East Ocean Centre, 9 Science Museum Road, Tsimshatsui, Kowloon, Hong Kong;

(2)	________（下称“借款人”），一位中华人民共和国（以下简称“中国”）公民，其身份证号码：_________。
_________ (“Borrower”), a citizen of the PRC with Chinese Identification No.: ________.

贷款人和借款人以下各称为“一方”，统称为“双方”。
Each of the Lender and the Borrower shall be hereinafter referred to as a "Party" respectively, and as the "Parties" collectively.

鉴于:
Whereas:

1.	借款人持有深圳明朗天成技术有限公司（下称“借款人公司”）30%的股权权益（下称“借款人股权”）；借款人公司是一家在中国深圳注册成立的有限责任公司，其注册资本为人民币10,000,000万元；
Borrower, directly or indirectly, holds 30% of equity interests ("Borrower Equity Interest") in Mellow (Shenzhen) Technology Co., Ltd. ("Borrower Company"), which is a limited company duly registered in Shenzhen, China with its registered capital of RMB 10,000,000.00;

2.	贷款人拟向借款人提供一笔贷款用于本合同规定的用途。
Lender intends to provide Borrower with a loan to be used for the purposes set forth under this Agreement.

经友好协商，双方达成本合同如下，以资信守：
After friendly consultation, the Parties agree as follows:

1.	借款
Loan

1.1	根据本合同之条款，贷款人同意向借款人提供一笔等值于人民币3,000,000万元的无息贷款(下称“贷款”)。贷款的期限为自本合同签署之日起10年，经双方书面同意可以延长。在贷款期限内或在延长的贷款期限内，一旦出现如下情况之一，借款人必须立即提前还款：
In accordance with the terms and conditions of this Agreement, Lender agrees to provide an interest-free loan in the amount of RMB [6,000,000.00] (the "Loan") to Borrower. The term of the Loan shall be 10 years from the date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, Borrower shall immediately repay the full amount of the Loan in the event any one or more of the following circumstances occur:

借款人收到贷款人发出的要求还款的书面通知后30天期满；
30 days elapse after Borrower receives a written notice from Lender requesting repayment of the Loan;

借款人死亡、无民事行为能力或限制民事行为能力；
Borrower's death, lack or limitation of civil capacity;

无论由于任何原因，借款人不再是借款人公司或其关联公司的股东；
Borrower ceases (for any reason) to be an Shareholder of Borrower Company or their affiliates;

借款人从事犯罪行为或牵涉犯罪活动；
Borrower engages in criminal act or is involved in criminal activities;

任何第三方向借款人索偿超过人民币50万元以上；或
Any third party filed a claim against Borrower that exceeds RMB 500,000; or

根据适用的中国法律，外商可以在中国控股或独资投资增值电信业务和/或借款人公司的其他业务，并且中国相关主管部门开始审批此项业务，且贷款人决定行使根据本合同描述的《独家购买权合同》（下称“独家购买权合同”）拥有的独家购买权。
According to the applicable laws of China, foreign investors are permitted to invest in the value-added telecommunication business and/or other business of Borrower Company in China with a controlling stake or in the form of wholly-foreign-owned enterprises, the relevant competent authorities of China begin to approve such investments, and Lender exercises the exclusive option under the Exclusive Option Agreement (the "Exclusive Option Agreement") described in this Agreement.

贷款人同意在本合同第2条规定的先决条件全部满足的前提下，在收到借款人需使用该贷款的书面通知日起20日内将该贷款全部汇给借款人指定的帐号。借款人应于收到上述款项的当天向贷款人出具收款确认。贷款人在本合同项下的贷款仅适用于借款人本人，不适用于借款人的继承人或受让人。
Lender agrees to remit the total amount of the Loan to the account designated by Borrower within 20 days after receiving a written notification from the Borrower regarding the same, provided that all the conditions precedent in Section 2 are fulfilled. Borrower shall provide Lender with a written receipt for the Loan upon receiving the Loan. The Loan provided by Lender under this Agreement shall inure to Borrower's benefit only and not to Borrower's successors or assigns.

借款人同意接受贷款人提供的上述贷款，并且在此同意和保证，将贷款用于为借款人公司提供资金，以发展借款人公司的业务。除非取得贷款人的事先书面同意，借款人不得将上述款项用于任何其他目的。
Borrower agrees to accept the aforementioned Loan provided by Lender, and hereby agrees and warrants using the Loan to provide capital for Borrower Company to develop the business of Borrower Company. Without Lender's prior written consent, Borrower shall not use the Loan for any purpose other than as set forth herein.

贷款人与借款人在此一致同意并确认借款人的还款方式只能由贷款人决定可采取以下形式：根据独家购买权合同中贷款人可购买借款人股权的权利，借款人将其持有的借款人股权的全部转让给贷款人或贷款人指定的人(法人或自然人)。
Lender and Borrower hereby agree and acknowledge that Borrower's method of repayment shall be at the sole discretion of Lender, and may at Lender's option take the form of Borrower's transferring the Borrower Equity Interest in whole to Lender or Lender's designated persons (legal or natural persons) pursuant to the Lender's exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement.

贷款人与借款人在此一致同意并确认，借款人通过转让借款人股权所取得的任何收益（在许可的范围内），均应用于借款人根据本合同向贷款人偿还贷款，全部以贷款人指定的方式支付给贷款人。
Lender and Borrower hereby agree and acknowledge that any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used to repay the Loan to Lender, in accordance with this Agreement and in the manner designated by Lender.

贷款人与借款人在此一致同意并确认，在适用法律允许的前提下贷款人有权但没有义务在任何时候以独家购买权合同中约定的股权买价购买或指定他人（法人或自然人）购买全部或部分借款人股权。
Lender and Borrower hereby agree and acknowledge that to the extent permitted by applicable laws, Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

借款人并保证签署一份不可撤销的《授权委托书》（下称“授权委托书”），将其作为借款人公司股东的全部权利授权给贷款人或一名由贷款人指定的法人或自然人代为行使。
Borrower also undertakes to execute an irrevocable Power of Attorney (the "Power of Attorney"), which authorizes Lender or a legal or natural person designated by Lender to exercise all of Borrower's rights as a shareholder of Borrower Company.

2.	贷款的先决条件
Conditions Precedent

在下列条件全部得以满足或由贷款人书面放弃后，贷款人才有义务按照第1.1条的规定向借款人提供贷款。
The obligation of Lender to provide the Loan to Borrower contemplated in Section 1.1 shall be subject to the satisfaction of the following conditions, unless waived in writing by Lender.

2.1	贷款人按时收到按照第1.2条规定的由借款人正式签署的提款通知。Lender receives the written notification for drawdown under the Loan sent by Borrower according to Section 1.2.

2.2	借款人公司和贷款人或贷款人指定的人（法人或自然人）已正式签订一份内容已经确定的《独家业务合作协议》（下称“独家业务合作协议”），根据该协议，在中国法律允许的前提下，贷款人或贷款人指定的人将作为独家服务提供者向借款人公司提供技术服务和业务咨询服务。
Borrower Company and Lender or other person (legal or natural person) designated by Lender have officially executed an Exclusive Business Cooperation Agreement ("Exclusive Business Cooperation Agreement"), under which Lender or other person designated by Lender, as an exclusive service provider, will provide Borrower Company with technical service and business consulting service.

2.3	借款人、借款人公司和贷款人或贷款人指定的人（法人或自然人）已签订一份内容已经确定的《股权质押合同》（下称“股权质押合同”），根据该合同，借款人同意将借款人股权全部质押给贷款人或贷款人指定的人。
Borrower, Borrower Company and Lender or other person (legal or natural person) designated by Lender have executed a Share Pledge Agreement ("Share Pledge Agreement"), the contents of which have been confirmed, and according to the Share Pledge Agreement, Borrower agrees to pledge Borrower Equity Interest to Lender or other person designated by Lender.

2.4	借款人、贷款人和借款人公司已正式签订一份内容已经确定的《独家购买权合同》，根据该合同，在中国法律允许的前提下，借款人将不可撤销地向贷款人授予一项购买全部借款人股权的独家购买权。
Borrower, Lender and Borrower Company have officially executed an Exclusive Option Agreement, the contents of which have been confirmed, and under which Borrower shall irrevocably grant Lender an exclusive option to purchase all of the Borrower Equity Interest.

2.5	借款人已经签署一份不可撤销的《授权委托书》，将其作为借款人公司股东的全部权利授权给贷款人或其指定的人（法人或自然人）代为行使。
Borrower has executed an irrevocable Power of Attorney ("Power of Attorney"), which authorizes Lender or other person (legal or natural person) designated by Lender to exercise all of Borrower's rights as a shareholder in Borrower Company.

2.6	上述股权质押合同、授权委托书、独家购买权合同和独家业务合作协议于本合同签署日前或同时已经签署，且都具有完全的法律效力并且未发生任何该等合同或协议的违约事件或阻却事件，而一切有关的备案手续、批准、授权、注册和政府程序已取得或办妥（如需要的话）。双方已按照中国有关法律法规的规定完成本协议项下借款的所有必需的政府审批和登记。
The aforementioned Share Pledge Agreement, Power of Attorney, Exclusive Option Agreement and Exclusive Business Cooperation Agreement have been entered into before or on the date of execution of this Agreement and shall have full legal validity without any default or encumbrance related to these agreements or contracts, and all the related filing procedures, approvals, authorization, registrations and government procedures have been completed (as applicable). The Parties have completed all the necessary government approvals and registrations for the Loan under this Agreement according to the relevant laws and regulations of the PRC.

2.7	借款人在第3.2条项下所做的陈述和保证都是真实的、完整的、正确的和不存在误导性的。
All the representations and warranties by Borrower in Section 3.2 are true, complete, correct and not misleading.

2.8	借款人没有违反其在本合同第4条所作的任何承诺，且未发生或可预见将要发生任何可能影响借款人履行本合同项下义务的事件。
Borrower has not violated the covenants in Section 4 of this Agreement, and no event which may affect Borrower's performance of its obligations under this Agreement has occurred or is expected to occur.

3.	陈述和保证
Representations and Warranties

3.1	在本合同签署日至本合同终止前，贷款人向借款人做出以下陈述和保证：
Between the date of this Agreement and the date of termination of this Agreement, Lender hereby makes the following representations and warranties to Borrower:

贷款人是一家根据香港法律注册成立并合法存续的公司；
Lender is a corporation duly organized and legally existing in accordance with the laws of Hong Kong;

贷款人有权签署和履行本合同。贷款人签署和履行本合同符合贷款人的经营范围和贷款人公司章程或其他组织性文件的规定，贷款人已就签署和履行本合同取得了所有必要和适当的批准和授权；和
Lender has the legal capacity to execute and perform this Agreement. The execution and performance by Lender of this Agreement is consistent with Lender's scope of business and the provisions of Lender's corporate bylaws and other organizational documents, and Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

本合同一经签署即构成对贷款人合法有效并可依法强制执行的义务。
This Agreement constitutes Lender's legal, valid and binding obligations enforceable in accordance with its terms.

在本合同签署日至合同终止前，借款人陈述和保证如下：
Between the date of this Agreement and the date of termination of this Agreement, Borrower hereby makes the following representations and warranties:

借款人有权签署和履行本合同，已就签署和履行本合同取得了所有必要和适当的批准和授权；
Borrower has the legal capacity to execute and perform this Agreement. Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

本合同一经签署即构成对借款人合法有效并可依法强制执行的义务；和
This Agreement constitutes Borrower's legal, valid and binding obligations enforceable in accordance with its terms; and

不存在任何与借款人有关的争议、诉讼、仲裁、行政程序或任何其他法律程序，也不存在任何潜在的与借款人有关的争议、诉讼、仲裁、行政程序或任何其他法律程序。
There are no disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower.

4.	借款人承诺
Borrower's Covenants

借款人以借款人公司股东的身份，不可撤销地承诺在本合同有效期间将促使借款人公司：
As and when he becomes, and for so long as he remains a shareholder of Borrower Company, Borrower covenants irrevocably that during the term of this Agreement, Borrower shall cause Borrower Company:

严格遵守独家购买权合同和独家业务合作协议项下的各项规定，并不进行任何足以影响独家购买权合同和独家业务合作协议的有效性和可强制执行性的作为/不作为；
to strictly abide by the provisions of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement;

应贷款人（或其指定方）的要求，随时和贷款人（或其指定方）签订业务合作方面的合同/协议，并确保该等合同/协议的严格履行；
at the request of Lender (or a party designated by Lender), to execute contracts/agreements on business cooperation with Lender (or a party designated by Lender), and to strictly abide by such contracts/agreements;

应贷款人要求，向贷款人提供其所有的营运和财务状况的资料；
to provide Lender with all of the information on Borrower Company's business operations and financial condition at Lender's request;

将发生的或可能发生的与其资产、业务和收入有关的诉讼、仲裁或行政程序立即通知贷款人；
to immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Company's assets, business or income;

应贷款人要求，委任由贷款人指定任何人士出任借款人公司的董事；
at the request of Lender, to appoint any persons designated by Lender as directors of Borrower Company;

借款人承诺在本合同有效期内，其应：
Borrower covenants that during the term of this Agreement, he shall:

尽最大努力使得借款人公司继续从事其现有的增值电信业务；
endeavor to keep Borrower Company to engage in its current value-added telecommunication businesses;

严格遵守本合同、授权委托书、股权质押合同及独家购买权合同项下的各项规定，切实履行其在本合同、授权委托书、股权质押合同及独家购买权合同项下的各项义务，并不进行任何足以影响本合同、授权委托书、股权质押合同及独家购买权合同的有效性和可强制执行性的作为/不作为；
abide by the provisions of this Agreement, the Power of Attorney, the Share Pledge Agreement and the Exclusive Option Agreement, perform his obligations under this Agreement, the Power of Attorney, the Share Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Power of Attorney, the Share Pledge Agreement and the Exclusive Option Agreement;

除股权质押合同规定的外，不出售、转让、抵押或以其他方式处置借款人股权的合法或受益权益，或允许在其上设置任何其他担保权益；
not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest or the encumbrance, except in accordance with the Share Pledge Agreement;

促使借款人公司股东会和/或董事会不批准在未经贷款人事先书面同意的情况下，出售、转让、抵押或以其他方式处置借款人股权的合法权益或受益权，或允许在其上设置任何其他担保权益，但向贷款人或贷款人指定的人作出则除外；
cause any shareholders' meeting and/or the board of directors of Borrower Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to Lender or Lender's designated person;

促使借款人公司股东会和/或董事会不批准借款人公司在未经贷款人事先书面同意的情况下，与任何人合并或联合，或对任何人进行收购或投资；
cause any shareholders' meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of Lender;

将发生的或可能发生的任何有关借款人股权的诉讼、仲裁或行政程序立即通知贷款人；
immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Equity Interest;

为保持其对借款人股权的所有权，签署所有必要或适当的文件，采取所有必要或适当的行动和提出所有必要或适当的控告或对所有索偿进行必要和适当的抗辩；
to the extent necessary to maintain his ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

未经贷款人事先书面同意，借款人不得进行任何可能对借款人公司的资产、业务和责任构成任何重大影响的作为和/或不作为；
without the prior written consent of Lender, refrain from any action / omission that may have a material impact on the assets, business and liabilities of Borrower Company;

应贷款人要求，委任由贷款人指定的任何人士出任借款人公司的董事；
appoint any designee of Lender as director of Borrower Company, at the request of Lender;

在中国法律允许的前提下，如经贷款人随时要求，应向贷款人或其指定的代表在任何时间无条件地立即转让借款人股权，并促使借款人公司的其他股东放弃其对本款所述的股权转让所享有的优先购买权；
to the extent permitted by the laws of China, at the request of Lender at any time, promptly and unconditionally transfer all of Borrower Equity Interest to Lender or Lender's designated representative(s) at any time, and cause the other shareholders of Borrower Company to waive their right of first refusal with respect to the share transfer described in this Section;

在中国法律允许的前提下，如经贷款人随时要求，促使借款人公司的其他股东向贷款人或其指定的代表在任何时间无条件地并立即转让该股东在借款人公司中拥有的全部股权，借款人在此放弃其对本款所述的股权转让所享有的优先购买权；
to the extent permitted by the laws of China, at the request of Lender at any time, cause the other shareholders of Borrower Company to promptly and unconditionally transfer all of their equity interests to Lender or Lender's designated representative(s) at any time, and Borrower hereby waives his right of first refusal (if any) with respect to the share transfer described in this Section;

如果贷款人按照独家购买权合同的规定向借款人购买借款人股权，借款人应将其所得的全部该等购买价款优先向贷款人偿还贷款；和
in the event that Lender purchases Borrower Equity Interest from Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to Lender; and

未经贷款人事先书面同意，不以任何形式补充、更改或修改其公司章程文件，增加或减少其注册资本，或以任何形式改变其股本结构。
without the prior written consent of Lender, not to cause Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

5.	违约责任
Liability for Default

任何一方违反本合同的约定，使得本合同的全部或部分不能履行，均应承担违约责任，并赔偿对方因此遭受的损失（包括由此产生的诉讼费和律师费）；如双方违约，根据实际情况各自承担相应的责任。
In the event either Party breaches this Agreement or otherwise causes the non-performance of this Agreement in part or in whole, the Party shall be liable for such breach and shall compensate all damages (including litigation and attorneys fees) resulting therefrom. In the event that both Parties breach this Agreement, each Party shall be liable for its respective breach.

借款人未按本合同规定期限履行还款义务的，应每日支付应付而未付金额万分之一的逾期利息，直至借款人偿还全部贷款本金、逾期利息及其他款项之日为止。
In the event that Borrower fails to perform the repayment obligations set forth in this Agreement, Borrower shall pay overdue interest of 0.01% per day for the outstanding payment, until the day Borrower repays the full principal of the Loan, overdue interests and other payable amounts.

6.	通知
Notices

本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：
All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below.  A confirmation copy of each notice shall also be sent by email.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以发送之日为有效送达日。
Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery.

通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

为通知的目的，各方地址如下：
For the purpose of notices, the addresses of the Parties are as follows:

甲方：摩奇地带控股有限公司
Party A: MobiZone Holdings Limited
地址： 香港九龙尖沙咀科学馆道9号新东海商业中心3楼301-02单元
Address: Unit 301-02, 3/F, New East Ocean Centre, 9 Science Museum Road, Tsimshatsui, Kowloon, Hong Kong
收件人: 张楚翘
Attn: Cheung Chor Kiu Lawrence
电话：
Phone:
传真：
Facsimile:

借款人：蒋金坤
Borrower:	Jiang Jin Kun
地址：北京市丰台区莲花池南里7楼4门303号
Address:
电话：
Phone:

任何一方可按本条规定随时给另一方发出通知来改变其接收通知的地址。
Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

7.	保密责任
Confidentiality

双方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，惟本条款仍然生效。
The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall  be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

8.	适用法律及争议解决
Governing Law and Resolution of Disputes

8.1	本合同的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。
The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

8.2	因解释和履行本合同而发生的任何争议，本合同双方应首先通过友好协商的方式加以解决。如果在一方向另一方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该仲裁委员会按照其届时有效的仲裁规则仲裁解决。仲裁地点在北京，使用之语言为中文。仲裁裁决是终局性的，对双方均有约束力。
In the event of any dispute with respect to the construction and performance    of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

8.3	因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同双方仍应继续行使各自在本合同项下的其他权利并履行各自在本合同项下的其他义务。
Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

9.	其他
Miscellaneous

9.1	本合同自双方签署之日起生效，至双方履行完其各自在本合同项下规定的义务之日失效。
This Agreement shall become effective on the date thereof, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

9.2	本合同以中文和英文书就，一式两份，贷款人和借款人各持一份，具有同等效力。中英文版本如有冲突，应以中文版为准。

This Agreement shall be written in both Chinese and English language in two copies, each Party having one copy with equal legal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

9.3	本合同双方可以通过书面协议方式对本合同进行修改和补充。本合同双方关于本合同的修改协议和/或补充协议是本合同不可分割的组成部分，具有与本合同同等的法律效力。
This Agreement may be amended or supplemented through written agreement by and between Lender and Borrower. Such written amendment agreement and/or supplementary agreement executed by and between Lender and Borrower are an integral part of this Agreement, and shall have the same legal validity as this Agreement.

9.4	如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。
In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

9.5	本合同的附件（如有）为本合同不可分割的组成部分，具有与本合同同等的法律效力。
The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本借款合同并即生效，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Loan Agreement as of the date first above written.

贷款人：	摩奇地带控股有限公司
Lender:	MOBIZONE HOLDINGS LIMITED

签署：
By:	________________
姓名：张楚翘
Name:	Cheung Chor Kiu Lawrence
职务：法定代表人
Title:	Legal Representative

借款人：________
Borrower: ____________

签署：
By:	________________